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                                                                    Exhibit 23.5

                          CONSENT OF DIRECTOR NOMINEE


     I, Robert G. Templin, do hereby consent to being named in the Prospectus constituting part of this Form S-1 as a nominee for director of Cavanaughs Hospitality Corporation.



                                             /s/  Robert G. Templin
                                                  -----------------
                                                  Robert G. Templin

                                                  January 20, 1998